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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): May 12, 2005


                        Commission File Number 333-82700

                          COMPASS MINERALS GROUP, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                                        48-1135403
  (State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                       Identification Number)


                             9900 West 109th Street
                                    Suite 600
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On May 12, 2005, Compass Minerals Group, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as its independent registered public accounting firm. The decision to dismiss PwC was approved by the Company's Board of Directors.

         The reports of PwC on the Company's financial statements for the years ended December 31, 2003 and December 31, 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

         During the years ended December 31, 2003 and 2004, and through May 12, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the years ended December 31, 2003 and 2004, and through May 12, 2005, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v) and referred to herein as "Reportable Events"), except as follows. The Company completed its assessment of the effectiveness of its internal control over financial reporting and concluded that the Company's internal control over financial reporting was not effective as of December 31, 2004 due to material weaknesses in its internal control over the valuation and completeness of its income taxes payable, deferred income tax assets and liabilities (including the associated valuation allowance) and the income tax provision because it did not have accounting personnel with sufficient knowledge of generally accepted accounting principles related to income tax accounting and reporting. More details on the material weaknesses in internal control over financial reporting and management's plans to remediate these weaknesses are discussed in Item 9A of the Company's 2004 Form 10-K.

         In connection with the 2003 Form 10-K/A as filed on November 24, 2004, the Company noted material weaknesses in its internal control over financial reporting due to weaknesses in its internal control over the valuation and completeness of its income taxes payable, deferred income tax assets and liabilities (including the associated valuation allowance) and the income tax provision because it did not have accounting personnel with sufficient knowledge of generally accepted accounting principles related to income tax accounting and reporting. These items are further discussed in Item 9A of the Company's 2003 Form 10-K/A and 2004 Form 10-K, referenced above.

         The Company requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 18, 2005, is filed as Exhibit
16.1 to this Form 8-K.

         The Company engaged Ernst & Young LLP ("E&Y") as its new independent registered public accounting firm on May 12, 2005. During the years ended December 31, 2003 and 2004, and through May 12, 2005, the Company did not consult with E&Y regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any Reportable Event, except that in connection with the 2003 Form 10-K/A described above as it related to the three-year period ended December 31, 2001 for which E&Y had previously provided audit opinions, the Company consulted with E&Y on the income tax matters that resulted in the restatement, as discussed in the aforementioned 2003 Form 10-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

Exhibit No.     Document
-----------     --------
16.1            Letter from PricewaterhouseCoopers LLP dated May 18, 2005
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMPASS MINERALS GROUP, INC.

Date:  May 18, 2005                         /s/ Rodney L. Underdown
                                            ------------------------------------
                                            Rodney L. Underdown
                                            Chief Financial Officer